Exhibit 99.1

News Release

AppFolio, Inc. Announces Second Quarter 2019 Financial Results

SANTA BARBARA, Calif., July 29, 2019 (GLOBE NEWSWIRE) -- AppFolio, Inc. (NASDAQ: APPF) ("AppFolio" or the "Company"), a leading provider of cloud-based business software solutions, today announced its financial results for the quarter ended June 30, 2019.

AppFolio's operating results for the second quarter of 2019 are summarized in the tables accompanying this press release. The Company nevertheless urges investors to read its Annual Report on Form 10-K, which was filed with the Securities and Exchange Commission (the "SEC") on February 28, 2019, as well as its more detailed second quarter 2019 results that will be included in the Company's Quarterly Report on Form 10-Q, which will be filed with the SEC on July 29, 2019. These periodic report filings, together with other documents the Company files with the SEC from time to time, will be accessible on AppFolio's website, http://ir.appfolioinc.com. The limited information that follows in this press release is not adequate for making an informed investment judgment.

Financial Outlook
Based on information available as of July 29, 2019, AppFolio's outlook for fiscal year 2019 follows:

•	Full year revenue is expected to be in the range of $253 million to $255 million.

•	Diluted weighted average shares are expected to be approximately 36 million for the full year.

Conference Call Information
As previously announced, the Company will host a conference call today, July 29, 2019, at 1:30 p.m. Pacific Time, 4:30 p.m. Eastern Time, to discuss its financial results. Investors are invited to submit questions to management via the Investor Q&A form located on the Investor Overview section of AppFolio's website.

The conference call can be accessed by dialing 844.624.1561 and entering ID # 7094869. International callers may dial 647.253.8652. A replay of the conference call will be available at 800.585.8367 and 416.621.4642 for international callers. A live and recorded webcast of the conference call will be available at http://ir.appfolioinc.com.

About AppFolio, Inc.
AppFolio offers industry-specific, cloud-based business software solutions, services, and data analytics to the real estate and legal markets. Today our products include real estate software (AppFolio Property Manager, AppFolio Property Manager PLUS and AppFolio Investment Management) and legal practice management software (MyCase). AppFolio was founded in 2006 and is headquartered in Santa Barbara, CA. Learn more at www.appfolioinc.com.

Investor Relations Contact: ir@appfolio.com

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which statements are subject to considerable risks and uncertainties. Forward-looking statements include all statements that are not statements of historical fact contained in this press release, and can be identified by words such as “anticipates,” “believes,” “seeks,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “could,” “will,” “would,” or similar expressions and the negatives of those expressions. In particular, forward-looking statements contained in this press release relate to the Company's future or assumed revenues and weighted-average outstanding shares, as well as its future growth and success.

Forward-looking statements represent AppFolio's current beliefs and assumptions based on information currently available. Forward-looking statements involve numerous known and unknown risks, uncertainties and other factors that may cause the Company's actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Some of the risks and uncertainties that may cause the Company's actual results to materially differ from those expressed or implied by these forward-looking statements are described in the section entitled “Risk Factors” in AppFolio's Quarterly Report on Form 10-Q for the quarter ended June 30, 2019, which will be filed with the SEC on July 29, 2019, as well as in the Company's other filings with the SEC. You should read this press release with the understanding that the Company's actual future results may be materially different from the results expressed or implied by these forward looking statements.

Except as required by applicable law or the rules of the NASDAQ Global Market, AppFolio assumes no obligation to update any forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.

CONDENSED CONSOLIDATED BALANCE SHEETS
(UNAUDITED)
(in thousands, except par values)

	June 30, 2019	December 31, 2018
Assets
Current assets
Cash and cash equivalents	$19,514	$74,076
Investment securities—current	19,425	16,631
Accounts receivable, net	8,180	5,516
Prepaid expenses and other current assets	16,945	11,775
Total current assets	64,064	107,998
Investment securities—noncurrent	3,586	11,256
Property and equipment, net	7,930	6,871
Operating lease right-of-use assets	15,440	—
Capitalized software, net	24,658	20,485
Goodwill	58,518	15,548
Intangible assets, net	24,003	5,895
Deferred taxes	21,704	—
Other long-term assets	6,191	7,688
Total assets	$226,094	$175,741
Liabilities and Stockholders’ Equity
Current liabilities
Accounts payable	$1,579	$1,481
Accrued employee expenses	13,626	12,377
Accrued expenses	9,407	8,281
Deferred revenue	3,929	3,414
Other current liabilities	12,067	1,447
Long-term debt, net—current portion	1,208	1,213
Total current liabilities	41,816	28,213
Operating lease liabilities	18,071	—
Long-term debt, net	47,979	48,602
Other long-term liabilities	13	7,080
Total liabilities	107,879	83,895
Stockholders’ equity:
Preferred stock, $0.0001 par value, 25,000 authorized and no shares issued and outstanding at June 30, 2019 and December 31, 2018	—	—
Class A common stock, $0.0001 par value, 250,000 shares authorized at June 30, 2019 and December 31, 2018; issued - 16,456 and 16,159, shares at June 30, 2019 and December 31, 2018; outstanding - 16,086 and 15,789 shares at June 30, 2019 and December 31, 2018, respectively;	2	2
Class B common stock, $0.0001 par value, 50,000 shares authorized at June 30, 2019 and December 31, 2018; 17,952 and 18,109 shares issued and outstanding at June 30, 2019 and December 31, 2018, respectively;	2	2
Additional paid-in capital	157,195	157,898
Accumulated other comprehensive loss	18	(178)
Treasury stock, at cost, 370 Class A shares at June 30, 2019 and December 31, 2018	(21,562)	(21,562)
Accumulated deficit	(17,440)	(44,316)
Total stockholders’ equity	118,215	91,846
Total liabilities and stockholders’ equity	$226,094	$175,741

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(UNAUDITED)
(in thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018	2019	2018
Revenue	$63,624	$47,240	$120,715	$89,580
Costs and operating expenses:
Cost of revenue (exclusive of depreciation and amortization)	25,128	17,729	49,309	34,342
Sales and marketing	13,232	7,625	24,451	15,030
Research and product development	9,339	5,750	17,820	11,083
General and administrative	8,214	5,248	16,406	10,564
Depreciation and amortization	5,415	3,579	10,491	7,079
Total costs and operating expenses	61,328	39,931	118,477	78,098
Income from operations	2,296	7,309	2,238	11,482
Other expense, net	(56)	(18)	(57)	(21)
Interest income (expense), net	(427)	226	(924)	402
Income before provision for (benefit from) income taxes	1,813	7,517	1,257	11,863
Provision for (benefit from) income taxes	(21,338)	43	(25,619)	69
Net income	$23,151	$7,474	$26,876	$11,794

Net income per common share:
Basic	$0.68	$0.22	$0.79	$0.35
Diluted	$0.65	$0.21	$0.76	$0.33
Weighted average common shares outstanding:
Basic	34,010	34,173	33,962	34,122
Diluted	35,412	35,408	35,385	35,361

Stock-Based Compensation Expense
(in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018	2019	2018
Costs and operating expenses:
Cost of revenue (exclusive of depreciation and amortization)	$415	$250	$739	$470
Sales and marketing	302	228	550	438
Research and product development	363	287	671	512
General and administrative	607	572	1,279	1,235
Total stock-based compensation expense	$1,687	$1,337	$3,239	$2,655

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED) (in thousands)
	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018	2019	2018
Cash from operating activities
Net income	$23,151	$7,474	$26,876	$11,794
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	5,415	3,579	10,491	7,079
Amortization of operating lease right-of-use assets	987	—	1,928	—
Stock-based compensation	1,687	1,337	3,239	2,655
Deferred income taxes	(21,362)	—	(25,643)	—
Other	81	67	108	146
Changes in operating assets and liabilities:
Accounts receivable	(644)	(1,020)	(2,695)	(2,168)
Prepaid expenses and other current assets	(1,859)	(1,000)	(5,199)	(559)
Other long-term assets	830	(296)	1,254	(1,062)
Accounts payable	88	424	188	839
Accrued employee expenses	3,547	1,802	680	(2,040)
Accrued expenses	(196)	822	1,384	1,433
Deferred revenue	313	(1,955)	581	(3,289)
Operating lease liabilities	(1,024)	—	(1,759)	—
Other long-term liabilities	504	478	380	226
Net cash provided by operating activities	11,518	11,712	11,813	15,054
Cash from investing activities
Purchases of property and equipment	(1,365)	(317)	(2,395)	(580)
Additions to capitalized software	(4,762)	(2,569)	(9,420)	(5,505)
Purchases of investment securities	(678)	(5,259)	(678)	(20,832)
Sales of investment securities	—	—	1,750	5
Maturities of investment securities	1,750	7,299	4,000	15,595
Acquisition, net of cash acquired	—	—	(54,004)	—
Purchases of intangible assets	(30)	—	(30)	—
Net cash used in investing activities	(5,085)	(846)	(60,777)	(11,317)
Cash from financing activities
Proceeds from stock option exercises	109	188	199	658
Tax withholding for net share settlement	(3,436)	(1,593)	(4,751)	(2,494)
Proceeds from issuance of debt	572	31	1,169	63
Principal payments on debt	(885)	(31)	(1,794)	(63)
Payment of debt issuance costs	(60)	—	(420)	—
Net cash used in financing activities	(3,700)	(1,405)	(5,597)	(1,836)
Net increase (decrease) in cash, cash equivalents and restricted cash	2,733	9,461	(54,561)	1,901
Cash, cash equivalents and restricted cash
Beginning of period	17,212	8,977	74,506	16,537
End of period	$19,945	$18,438	$19,945	$18,438